EXHIBIT 4.1 - SPECIMEN FORM OF COMPANY STOCK CERTIFICATE
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NUMBER                                                              SHARES

INCORPORATED UNDER THE LAWS                      OF THE STATE OF WISCONSIN

                             VIDEOPROPULSION, INC.

                 AUTHORIZED COMMON 9,000 SHARES $0.01 PAR VALUE

This Certifies That -------------------------------------------------------- is
the owner of -------------------------------------- full paid and non-assessable

COMMON SHARES $0.01 PAR VALUE OF VIDEOPROPULSION, INC.

transferable on the books of the Corporation in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and sealed with the Seal of the Corporation.

This -------------------------- day      of --------------------- A.D. ---------

---------------------------------------     ------------------------------------
                           SECRETARY                                PRESIDENT

For Value Received, ------ hereby sell, assign and transfer unto --------------- ----------- Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ----------------------------- Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated----------------------------       ----------------
In presence of
---------------------------------       -------------------------------------

                                 RESTRICTIONS:

     SALES, PLEDGE, GIFT, BEQUEST, OR OTHER TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY REASON OF ARTICLE XI OF THE BYLAWS, A COPY OF WHICH IS AVAILABLE FOR INSPECTION BY ANY INTERESTED PERSON AT THE OFFICE OF THE CORPORATION.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE (THE "STATE LAWS"), BUT HAVE BEEN ISSUED IN RELIANCE UPON EXEMPTIONS THEREFROM. NO TRANSFER OF THESE SECURITIES OR ANY INTEREST THEREIN MAY BE MADE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND THE APPROPRIATE STATE LAWS, UNLESS THE ISSUER HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER DOES NOT REQUIRE SUCH REGISTRATION.